Exhibit 99.1

Lantronix Reports Record Revenue for the

Fourth Quarter of Fiscal 2020

•	Fourth Quarter Net Revenue was $17.4 Million, Up 71% from the Prior Year and 5% Sequentially
•	GAAP EPS, Inclusive of Acquisition and Severance Related Costs, was ($0.06) per share
•	Non-GAAP EPS was $0.04 per share, Driven by Revenue Growth, Effective Integration, and Rigorous Expense Controls
•	Company Guides Fiscal 2021 Revenue Growth of 20%-25% and Non-GAAP EPS Growth of 120%-160%

Irvine, CA – September 10, 2020 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of software as a service (“SaaS”), engineering services, and intelligent hardware for the Internet of Things (IoT) and Remote Environment Management (REM), today reported results for the fourth quarter of fiscal 2020 that ended June 30, 2020.

Net revenue totaled $17.4 million, up 71% year over year and 5% sequentially.

GAAP EPS was ($0.06), compared to ($0.19) in the prior fiscal quarter.

Non-GAAP EPS was $0.04, compared to $0.02 in the prior fiscal quarter.

“We executed on our plan despite the ongoing challenges of the Covid-19 pandemic,” stated Paul Pickle, president and CEO of Lantronix. “Revenues for the fourth quarter grew 5% sequentially and 71% year over year, while year over year non-GAAP operating expenses fell from 50% to 32% of revenues. As we look to fiscal 2021, the team is laser-focused on continuing the transformation of Lantronix through increased scale, improved operating efficiencies, growth of our software platform, and the integration of additional value-added technologies and products through acquisition.

Business Outlook

Due to the ongoing uncertainties caused by the COVID-19 pandemic that continue to impact supply chains, Lantronix is transitioning from specific quarterly guidance in favor of annual growth targets. For the first quarter of fiscal 2021, Lantronix expects net revenue to be flat to up slightly and non-GAAP EPS growth on a sequential basis. For the full year fiscal 2021, the company currently expects revenue growth of 20%-25%, with year over year non-GAAP EPS growth on the order of 120%-160%.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the fourth quarter of fiscal 2020 that ended June 30, 2020. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2020 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time today at www.lantronix.com. A telephonic replay will also be available through September 17, 2020, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10146169.

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About Lantronix

Lantronix, Inc. is a global provider of software as a service (“SaaS”), engineering services, and hardware for Edge Computing, the Internet of Things (IoT), and Remote Environment Management (REM). Lantronix enables its customers to provide reliable and secure solutions while accelerating their time to market. Lantronix’s products and services dramatically simplify operations through the creation, development, deployment, and management of customer projects at scale while providing quality, reliability and security.

Lantronix’s portfolio of services and products address each layer of the IoT Stack including Collect, Connect, Compute, Control and Comprehend, enabling its customers to deploy successful IoT and REM solutions. Lantronix’s services and products deliver a holistic approach, addressing its customers’ needs by integrating a SaaS management platform with custom application development layered on top of external and embedded hardware enabling intelligent edge computing, secure communications (wired, Wi-Fi, and cellular), location and positional tracking, and environmental sensing and reporting.

With three decades of proven experience in creating robust industry and customer specific solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things and Remote Environment Management. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental, infrastructure and government.

We were incorporated in California in 1989 and reincorporated in Delaware in 2000.

Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix

 References in this Report to “fiscal 2020” refer to the fiscal year ended June 30, 2020 and references to “fiscal 2019” refer to the fiscal year ended June 30, 2019.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) severance and restructuring charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (viiii) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our projected operating and financial performance for the first quarter of fiscal 2021, annual projections for fiscal 2021, the short- and long-term impact of COVID-19 on our business, and the expected effects and benefits of the efforts of our team to transform our business, our acquisition strategy, and the development of value-added technologies within the IoT stack. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of COVID-19 and the measures to reduce its spread on our employees, supply and distribution chains, the global economy and our financial condition and liquidity; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as well as in the section entitled “Risk Factors” in Item 1A of Part II of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, filed with the SEC on May 15, 2020, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market[] LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

© 2020 Lantronix, Inc. All rights reserved. Lantronix and XPort are registered trademarks, and ConsoleFlow is a trademark, of Lantronix, Inc.

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LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2020	2019

Assets
Current Assets:
Cash and cash equivalents	$7,691	$18,282
Accounts receivable (net of allowance for doubtful accounts of $460 and $36 at June 30, 2020 and 2019, respectively)	11,411	7,388
Inventories, net	13,781	10,509
Contract manufacturers' receivable	337	1,324
Prepaid expenses and other current assets	1,290	687
Total current assets	34,510	38,190

Property and equipment, net	1,587	1,199
Goodwill	15,810	9,488
Purchased intangible assets, net	12,449	–
Other assets	3,577	67
Total assets	$67,933	$48,944

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$5,331	$4,716
Accrued payroll and related expenses	2,658	2,060
Short-term debt, net	1,472	–
Other current liabilities	6,308	4,696
Total current liabilities	15,769	11,472
Long-term debt, net	3,682	–
Other non-current liabilities	1,962	206
Total liabilities	21,413	11,678

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 28,231,054 and 22,811,743 shares issued and outstanding at June 30, 2020 and 2019, respectively	3	2
Additional paid-in capital	246,265	226,274
Accumulated deficit	(200,119)	(189,381)
Accumulated other comprehensive income	371	371
Total stockholders' equity	46,520	37,266
Total liabilities and stockholders' equity	$67,933	$48,944

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2020	2020	2019	2020	2019

Net revenue	$17,397	$16,512	$10,153	$59,878	$46,890
Cost of revenue	10,846	9,135	4,411	32,978	20,617
Gross profit	6,551	7,377	5,742	26,900	26,273
Operating expenses:
Selling, general and administrative	4,680	5,558	3,554	19,582	15,851
Research and development	2,010	2,724	2,200	9,691	9,079
Restructuring, severance and related charges	478	2,263	823	3,844	1,146
Acquisition-related costs	38	1,250	410	2,284	410
Impairment of long-lived asset	–	–	275	–	275
Amortization of purchased intangible assets	941	801	–	2,037	–
Total operating expenses	8,147	12,596	7,262	37,438	26,761
Loss from operations	(1,596)	(5,219)	(1,520)	(10,538)	(488)
Interest income (expense), net	(90)	(83)	89	(133)	236
Other income (expense), net	1	129	(1)	77	(15)
Loss before income taxes	(1,685)	(5,173)	(1,432)	(10,594)	(267)
Provision for income taxes	16	43	27	144	141
Net loss	$(1,701)	$(5,216)	$(1,459)	$(10,738)	$(408)

Net loss per share - basic and diluted	$(0.06)	$(0.19)	$(0.06)	$(0.42)	$(0.02)

Weighted-average common shares - basic and diluted	28,046	27,048	22,621	25,281	21,580

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2020	2020	2019	2020	2019

GAAP net income (loss)	$(1,701)	$(5,216)	$(1,459)	$(10,738)	$(408)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	85	70	23	227	85
Employer portion of withholding taxes on stock grants	–	1	–	2	–
Depreciation and amortization	179	149	53	468	197
Total adjustment to costs of revenue	264	220	76	697	282
Selling, general and administrative:
Share-based compensation	783	939	491	2,959	1,441
Employer portion of withholding taxes on stock grants	12	3	–	21	12
Depreciation and amortization	69	81	48	257	192
Total adjustments to selling, general and administrative	864	1,023	539	3,237	1,645
Research and development:
Share-based compensation	122	123	97	453	345
Employer portion of withholding taxes on stock grants	2	3	–	10	–
Depreciation and amortization	27	39	22	122	75
Total adjustments to research and development	151	165	119	585	420
Restructuring, severance and related charges	478	2,263	823	3,844	1,146
Acquisition related costs	38	1,250	410	2,284	410
Amortization of purchased intangible assets	941	801	–	2,037	–
Litigation settlement cost	–	75	–	75	–
Amortization of manufacturing profit in acquired inventory	51	33	–	255	–
Impairment of long-lived asset	–	–	275	–	275
Total non-GAAP adjustments to operating expenses	2,523	5,610	2,166	12,317	3,896
Interest (income) expense, net	90	83	(89)	133	(236)
Other (income) expense, net	(1)	(129)	1	(77)	15
Provision for income taxes	16	43	27	144	141
Total Non-GAAP adjustments	2,892	5,827	2,181	13,214	4,098
Non-GAAP net income	$1,191	$611	$722	$2,476	$3,690

Non-GAAP net income per share (diluted)	$0.04	$0.02	$0.03	$0.09	$0.16

Denominator for GAAP net income (loss) per share (diluted)	28,046	27,048	22,621	25,281	21,580
Non-GAAP adjustment	1,959	1,641	1,909	1,603	1,998
Denominator for non-GAAP net income per share (diluted)	30,005	28,689	24,530	26,884	23,578

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
IoT	$14,588	$13,922	$8,327	$49,911	$35,299
REM	2,671	2,424	1,646	9,228	10,845
Other	138	166	180	739	746
	$17,397	$16,512	$10,153	$59,878	$46,890

	Three Months Ended			Years Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Americas	$11,549	$10,126	$5,217	$33,279	$25,179
EMEA	3,093	3,612	3,229	15,588	14,586
APJ	2,755	2,774	1,707	11,011	7,125
	$17,397	$16,512	$10,153	$59,878	$46,890

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